                                   EXHIBIT 1

In accordance with Rule 13d-1(k) of Regulation 13D-G of the Securities Exchange Act of 1934, as amended, Tradewinds Financial Corporation, Tradewinds Debt Strategies Fund, L.P., Tradewinds Offshore Fund, L.P., Feehan Partners, L.P., Atlas Defined Contribution Plan, Robert Scannell Roth IRA, Robert W. Scannell and Scott Peters agree to the joint filing on behalf of each of them of this Statement on Schedule 13D (including any and all amendments thereto) relating to the Common Stock, $0.001 par value per share, of Shaman Pharmaceuticals, Inc.

Dated as of December 6, 2000

                              TRADEWINDS FINANCIAL CORPORATION



                              By:   /s/ Robert Scannell
                                 ----------------------------------------------
                              Name:     Robert Scannell
                              Title:    President


                              TRADEWINDS DEBT STRATEGIES FUND, L.P.



                              By:   /s/ Robert Scannell
                                 ----------------------------------------------
                              Name:     Robert Scannell
                              Title:    General Partner


                              TRADEWINDS OFFSHORE FUND, L.P.



                              By:   /s/ Robert Scannell
                                 ----------------------------------------------
                              Name:     Robert Scannel
                              Title:    General Partner



                              FEEHAN PARTNERS, L.P.



                              By:   /s/ Robert Scannell
                                 ----------------------------------------------
                              Name:     Robert Scannell
                              Title:    General Partner

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                              ATLAS DEFINED CONTRIBUTION PLAN



                              By:   /s/ Scott Peters
                                 ----------------------------------------------
                              Name:     Scott Peters
                              Title:    Trustee


                              ROBERT SCANNELL ROTH IRA



                              By:   /s/ Robert Scannell
                                 ----------------------------------------------
                              Name:     Robert Scannell
                              Title:    Trustee



                                    /s/ Robert Scannell
                              -------------------------------------------------
                                        Robert W. Scannell



                                    /s/ Scott Peters
                              -------------------------------------------------
                                        Scott P. Peters

                                 Page 2 of 2